MERIDIAN VALUE FUND(SM)
                                                 January 27, 2000

To Our Shareholders:

The Meridian Value Fund's net asset value per share at December 31, 1999 was $22.69. This represents an increase of 38.28% for the calendar year 1999. The Fund made dividend distributions of $.46 per share on December 30, 1999, and $1.90 on September 30, 1999. The Fund's total return and average compounded annual rate of return since June 30, 1995, were 206.4% and 28.2%, respectively. The comparable period returns for the S&P 500 with dividends were 192.0% and 26.9%, respectively. Prior to June 30 1995, the Fund's cash position was approximately 50%, as it was in the start-up process of becoming fully invested. The Fund's assets at the close of the quarter were invested 17.2% in cash and cash equivalents and 82.8% in stocks. Total net assets were $34,932,040 and there were 397 shareholders.

All of the popular averages posted big gains in 1999. The S&P 500 gained 19.5%, the NASDAQ an astounding 85.5% and the Russell 2000, 19.6%. This doesn't tell the entire story, however. Internet-driven technology stocks were responsible for the lion's share of the market's advance. A significant part of the market, responding to higher interest rates, actually declined. Over half of the stocks on the NASDAQ ended down for the year. It was the same story for small-cap stocks. The twenty largest companies comprising the Russell 2000 Index are now mostly Internet related. Seven of the twenty have no earnings and the balance sell at an average of 351 times earnings. A recent study showed that companies in the Russell 2000 with no earnings were up, on average, in excess of 50% during 1999.

The Dow Jones Bond Index declined from 106.42 to 97.17 during 1999, a significant drop of 8.7%. The yield on the thirty-year government bond climbed to 6.46% from 5.12% at the beginning of the year.

The economy experienced strong growth during 1999. Retail sales, employment, industrial production, corporate profits, and housing starts all showed solid gains. There were no Y2K disruptions and the federal government is now experiencing budget surpluses. There were a few disturbing signs. Energy prices doubled, the rate of inflation picked up modestly, long-term interest rates moved up considerably and labor markets remained tight. We expect continued growth in the economy during the year 2000. The stock market is at record levels, leading indicators are pointing upward and consumer confidence is at an all time high. We look for higher corporate profits and modestly higher rates of inflation and interest rates in the coming year.

As we enter the new millennium, the S&P 500 sells at close to 30 times projected 2000 earnings, large technology companies sell from fifty to several hundred times earnings and Internet stocks sell at even greater multiples of revenues. Internet stock valuations are astronomical despite limited revenues, significant losses, unproven business models, and a number of competitive start-ups on the horizon. During the past four and a half years, the Meridian Value Fund has generated a cumulative return in excess of the S&P 500 even though it has been a difficult period for value investing. In our opinion, the run-up in large-capitalization and Internet stock valuations leave these stocks with significant downside risk relative to potential future rewards.

It is important to note that many stocks have not participated fully in the long bull market, and have much lower valuations. At December 31, 1999, the average P/E ratio for the Meridian Value Fund was seventeen times projected 2000 earnings. Moreover, the earnings growth prospects for the portfolio companies, on average, are at least as strong as for the S&P 500. We believe that the Fund is well positioned relative to the S&P 500 going forward.

Purchases during the quarter included Arrow Electronics, Inc., FileNet Corporation, Healthcare Realty Trust, Lakehead Pipe Line Partners, L.P., Network Equipment Technologies, Inc., and REMEC, Inc. Sales included Anadigics, Inc., DuPont Photomasks, Inc., Lockheed Martin Corp., Natural Microsystems Corp., PETsMART, Inc., and Zoll Medical Corporation. Illinova Corporation was the subject of an acquisition bid, and we sold our shares.

Healthcare Realty Trust is a Healthcare Real Estate Investment Trust (REIT). The trust owns and operates a $1.7 billion real estate portfolio consisting of hospital and other types of outpatient facilities (56% of properties), assisted living facilities (19%), nursing homes (15%), and inpatient rehabilitation facilities (10%). Its largest tenants are HealthSouth, Columbia/ HCA, Tenet, and Life Care Centers (a solidly-performing nursing home operator). Healthcare REIT stocks declined more than 30% in 1999 due to poor performance of the REIT sector in general, and due to concerns regarding the financial outlook for healthcare providers. As a result, the stock of Healthcare Realty Trust declined from $22 to $15.50. The Trust's balance sheet is strong, its fundamentals remain solid, and it yields 12.8%. Should the yield drop back to 10% over the next two years, our annual return would approximate 30%.

We wish everyone a happy and prosperous New Year.

We welcome those new shareholders who joined the Meridian Value Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                   Sincerely,

                                   /s/ Richard F. Aster, Jr.
                                   Richard F. Aster, Jr.

                                   /s/ Kevin O'Boyle
                                   Kevin O'Boyle

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Shares       Value
                                                              ------    -----------
COMMON STOCK - 82.8%
  APPAREL/SHOE - 2.5%
     Wolverine World Wide, Inc.*............................  80,000       $875,000
  CONSUMER FINANCE - 1.7%
     Pacific Century Financial Corporation*.................  32,500        607,344
  CONSUMER PRODUCTS - 5.8%
     Aftermarket Technology Corporation.....................  70,000        835,625
     Lancaster Colony Corporation*..........................  25,800        854,625
     Universal Electronics, Inc. ...........................   7,500        345,000
  ENERGY - 7.2%
     Burlington Resources, Inc.*............................  25,300        836,481
     Lakehead Pipe Line Partners, L.P.*.....................  23,500        818,094
     Tom Brown, Inc. .......................................  63,500        849,313
  FOOD CHAINS - 2.4%
     Great Atlantic & Pacific Tea Company, Inc.*............  30,400        847,400
  HEALTH SERVICES - 3.8%
     Haemonetics Corporation................................  39,000        928,688
     STAAR Surgical Company.................................  40,000        390,000
  INDUSTRIAL PRODUCTS - 12.2%
     AVX Corporation*.......................................  18,100        903,869
     Airgas, Inc. ..........................................  55,000        522,500
     ITI Technologies, Inc. ................................  22,000        660,000
     Magnetek, Inc. ........................................  85,000        653,438
     Pall Corporation*......................................  33,700        726,656
     Tektronix, Inc.*.......................................  20,000        777,500
  INDUSTRIAL SERVICES - 9.0%
     Arrow Electronics, Inc. ...............................  39,700      1,007,388
     Avnet, Inc.*...........................................  17,600      1,064,800
     Convergys Corp. .......................................  35,000      1,076,250
  LEISURE & AMUSEMENT - 0.9%
     Scientific Games Holdings Corp. .......................  20,000        331,250

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Shares       Value
                                                              ------    -----------
COMMON STOCK (continued)
  REAL ESTATE - 2.5%
     Healthcare Realty Trust*...............................  55,700       $870,313
  RESTAURANTS - 2.7%
     Buffets, Inc. .........................................  95,000        950,000
  RETAIL - 6.2%
     Burlington Coat Factory Warehouse Corp.*...............  50,000        693,750
     Discount Auto Parts, Inc. .............................  24,500        442,531
     Shoe Carnival, Inc. ...................................  29,000        291,813
     West Marine, Inc. .....................................  87,500        721,875
  TECHNOLOGY - 12.2%
     Cabletron Systems......................................  31,500        819,000
     Coherent...............................................  31,500        842,625
     FileNET Corporation....................................  42,000      1,071,000
     International Rectifier Corporation....................  33,600        873,600
     SpeedFam-IPEC, Inc. ...................................  50,000        646,875
  TELECOMMUNICATIONS/CABLE EQUIPMENT - 12.0%
     ANTEC Corporation......................................  12,500        456,250
     Active Voice Corporation...............................  38,000      1,104,375
     Commscope, Inc. .......................................  16,500        665,156
     Network Equipment Technologies, Inc. ..................  30,000        354,375
     REMEC, Inc. ...........................................  30,000        765,000
     Teltrend, Inc. ........................................  27,500        831,875
  TRANSPORTATION - 1.7%
     Fritz Companies, Inc. .................................  57,700        605,850
                                                                        -----------
  TOTAL COMMON STOCK (Identified cost $23,070,117)..................     28,917,481
CASH AND OTHER ASSETS LESS LIABILITIES - 17.2%......................      6,014,559
                                                                        -----------
NET ASSETS - 100%...................................................    $34,932,040
                                                                        ===========
Shares of capital stock outstanding.................................      1,539,720
                                                                        ===========
Net asset value per share...........................................         $22.69
                                                                        ===========

*    income producing

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $23,070,117)............................  $28,917,482
  Cash and cash equivalents.................................    5,823,517
  Receivables for:
     Dividends..............................................        8,065
     Interest...............................................       20,276
     Sales of Investments...................................      223,742
  Prepaid expenses..........................................          914
                                                              -----------
     TOTAL ASSETS...........................................   34,993,996
                                                              -----------

LIABILITIES
  Payables For:
     Purchase of Investments................................       33,269
     Accrued expenses.......................................       28,687
                                                              -----------
     TOTAL LIABILITIES......................................       61,956
                                                              -----------
NET ASSETS..................................................  $34,932,040
                                                              ===========
Shares of capital stock outstanding, par value $.01
  (25,000,000 shares authorized)............................    1,539,720
                                                              ===========
Net asset value per share (offering and redemption price)...       $22.69
                                                              ===========
Net assets consist of:
  Paid in capital...........................................  $27,021,672
  Undistributed Net Investment Loss.........................   (1,036,038)
  Accumulated net realized gain.............................    3,099,042
  Net unrealized appreciation on investments................    5,847,364
                                                              -----------
                                                              $34,932,040
                                                              ===========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN VALUE FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends..............................................     $71,211
  Interest...............................................      80,988
                                                           ----------
       Total investment income...........................                  $152,199
EXPENSES
  Investment advisory fees...............................     142,068
  Professional fees......................................      28,000
  Pricing fees...........................................      13,800
  Transfer agent fees....................................      11,720
  Registration and filing fees...........................       8,363
  Custodian fees.........................................       5,520
  Reports to shareholders................................       4,600
  Directors' fees and expenses...........................       1,104
  Miscellaneous expenses.................................         865
                                                           ----------
       Total expenses....................................                   216,040
                                                                         ----------
  Net investment loss....................................                   (63,841)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gain on investments.......................   2,815,578
  Net increase in unrealized appreciation on
     investments.........................................   1,300,135
                                                           ----------
  Net realized and unrealized gains on investments.......                 4,115,713
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $4,051,872
                                                                         ==========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Period Ended       Year Ended
                                                        December 31, 1999   June 30, 1999
                                                        -----------------   -------------
OPERATIONS
Net investment loss...................................        ($63,841)        ($114,781)
Net realized gain on investments......................       2,815,578         2,503,550
Net increase in unrealized appreciation of
  investments.........................................       1,300,135         2,273,627
                                                           -----------       -----------
  Net increase from operations........................       4,051,872         4,662,396
                                                           -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income..............        (857,416)                0
Distributions from net realized capital gains.........      (2,220,086)         (383,710)
                                                           -----------       -----------
  Total distributions.................................      (3,077,502)         (383,710)
                                                           -----------       -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of stock...........................       9,428,173        13,409,356
Reinvestment of distributions.........................       2,661,055           274,369
Less: redemptions.....................................      (3,044,013)       (5,246,335)
                                                           -----------       -----------
  Increase resulting from capital share
     transactions.....................................       9,045,215         8,437,390
                                                           -----------       -----------
Total increase in net assets..........................      10,019,585        12,716,076
NET ASSETS
Beginning of period...................................      24,912,455        12,196,379
                                                           -----------       -----------
End of period.........................................     $34,932,040       $24,912,455
                                                           ===========       ===========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  For the six months                 For the fiscal year ended June 30,
                                        ended          ---------------------------------------------------------------
                                  December 31, 1999       1999          1998          1997          1996        1995
                                  ------------------   -----------   -----------   -----------   ----------   --------
Net Asset Value - Beginning of
  year..........................          $22.29            $19.30        $17.40        $15.32       $10.27      $9.87
                                     -----------       -----------   -----------   -----------   ----------   --------
Income from Investment
Operations
-------------------------------
Net Investment (Loss) Income....           (0.01)            (0.10)        (0.19)        (0.26)       (0.10)     (0.04)
Net Gains or Losses on
  Securities (both realized and
  unrealized)...................            2.78              3.56          4.32          3.20         5.15       0.44
                                     -----------       -----------   -----------   -----------   ----------   --------
Total From Investment
  Operations....................            2.77              3.46          4.13          2.94         5.05       0.40
                                     -----------       -----------   -----------   -----------   ----------   --------
Less Distributions
---------------
Distribution from net realized
  capital gains.................           (2.37)            (0.47)        (2.23)        (0.86)        0.00       0.00
                                     -----------       -----------   -----------   -----------   ----------   --------
Net Asset Value - End of
  Period........................          $22.69            $22.29        $19.30        $17.40       $15.32     $10.27
                                     ===========       ===========   ===========   ===========   ==========   ========
Total Return....................          11.34%**          18.92%        26.05%        20.55%+      49.17%+     4.05%+
                                     ===========       ===========   ===========   ===========   ==========   ========
Ratios/Supplemental Data
----------------------
Net Assets, End of Period.......     $34,932,040       $24,912,455   $12,196,379    $7,340,110   $3,471,507   $715,021
Ratio of Expenses to Average
  Net Assets....................           1.52%++           1.63%         2.16%         2.51%*       2.55%*     2.78%*
Ratio of Net Investment Loss to
  Average Net Assets............          (0.45%)++         (0.65%)       (1.35%)       (1.96%)*     (1.36%)*    (.58%)*
Portfolio Turnover Rate.........             83%++            124%          133%          144%         125%        77%

+    The total returns would have been lower had certain expenses not been reduced during the periods shown.
*    Not representative of expenses incurred by the Fund as the
     Adviser waived its fee and/or paid certain expenses of the
     Fund. As indicated in Note 3, the Investment Manager reduced a portion of its fee and absorbed certain expenses of the
     Fund. Had these fees and expenses not been reduced and
     absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47%, and 14.64%, and the ratio of net
     investment income to average net assets would have been a
     loss of 2.25%, 5.28%, and 12.44%, respectively.
**   Figure not annualized.
++   Figures are annualized.

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Value Fund, the Company also offers the Meridian Fund. The following is a summary of significant accounting policies:

  a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value.

  b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $23,070,117, the aggregate gross unrealized appreciation is $6,805,642, and the aggregate gross unrealized depreciation is $958,278, resulting in net unrealized appreciation of $5,847,364.

  c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

  d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Funds are automatically swept into a Cash Reserve account, which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate". Interest accrues daily and is credited by the third business day of the following month.

  e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

  f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

  g. DISTRIBUTIONS TO SHAREHOLDERS: The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifica-

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      tion. Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

 2. RELATED PARTIES AND ADVISORY FEE AND EXPENSE LIMITATION: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for the 12 month period beginning November 1, 1999 through October 31, 2000. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of December 31, 1999, was 14.65%.

     The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. During the previous fiscal year the federal government pre-empted the state's right to impose expense limitations as a result of the National Securities Markets Improvement Act of 1996. However, the Fund continues to use the most stringent state expense limitation of 2 1/2% and will do so in the future as the Advisor has agreed to continue this practice. The Investment Adviser did not reimburse the Fund during 1998.

 3. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended December 31, 1999, and the year ended June 30, 1999, were as follows:

                                                   December     June
                                                     1999       1999
                                                   --------   --------
         Shares sold                                432,369    760,797
         Shares issued on reinvestment of
           distributions                            127,423     17,299
                                                   --------   --------
                                                    559,792    778,096
         Shares redeemed                           (137,658)  (292,605)
                                                   --------   --------
         Net increase                               422,134    485,491
                                                   ========   ========

 4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of December 31, 1999, was $1,104.

 5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the period ended December 31, 1999, were $12,687,151 and $10,250,356, respectively.

                     [This page intentionally left blank.]

                                                MERIDIAN VALUE FUND(SM)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                   Meridian Value Fund. It is not authorized
                   for distribution to prospective investors
                         unless preceded or accompanied
                          by an effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                              MORRISON & FOERSTER
                                Washington D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                               SEMI ANNUAL REPORT

                       [MERIDIAN FUND INCORPORATED LOGO]

                         60 E. SIR FRANCIS DRAKE BLVD.
                             WOOD ISLAND, SUITE 306
                               LARKSPUR, CA 94939
                                 (415) 461-6237

                            TELEPHONE (800) 446-6662

                               DECEMBER 31, 1999